UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 9, 2006
THE TIMBERLAND COMPANY
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885
(Address of Principal Executive Offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Exhibit Index
SIGNATURES
Ex-99.1 Press release of Fourth Quarter and Fiscal Year 2005 results
Ex-99.2 Press Release announcing the Repurchase of Class A Common Stock

Item 2.02. Results of Operations and Financial Condition.
          On February 9, 2006, The Timberland Company (referred to as “Timberland”, “Company”, “we”, “our”, or “us”) issued a press release setting forth the Company’s fourth-quarter and fiscal year 2005 results. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
          The attached press release includes a discussion of constant dollar revenue growth and diluted earnings per share excluding restructuring and related costs and diluted EPS excluding restructuring and related costs and including stock-based employee compensation costs, which are non-GAAP measures, and a reconciliation of each to a GAAP measure. We provide constant dollar revenue growth for total Company and international results because we use the measure to understand revenue growth excluding any impact from foreign exchange rate changes. We provide diluted earnings per share excluding restructuring and related costs because we use the measure to understand earnings excluding non-recurring costs. We provide diluted EPS excluding restructuring and related costs and including stock-based employee compensation costs to provide comparability to future reported results that will include stock-based compensation costs as prescribed by SFAS 123R.
Item 8.01. Other Events.
          On February 9, 2006, Timberland issued a press release announcing that it has authorized the repurchase of up to an additional six million shares of the Company’s Class A Common Stock.
          A copy of our press release dated February 9, 2006 is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
          The Company hereby furnishes as Exhibit 99.1 to this report our press release dated February 9, 2006 setting forth the Company’s fourth-quarter and fiscal year 2005 results and furnishes as Exhibit 99.2 to this report our press release dated February 9, 2006 announcing the repurchase of up to an additional six million shares of the Company’s Class A Common Stock.

Exhibit Index

Exhibit No.	Description

99.1	Press release of The Timberland Company issued on February 9, 2006 setting forth the Company’s fourth-quarter and fiscal year 2005 results.

99.2	Press release of The Timberland Company issued on February 9, 2006 announcing the repurchase of up to an additional six million shares of the Company’s Class A Common Stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
Date: February 9, 2006	By:	/s/ John Crimmins
	Name:	John Crimmins
	Title:	Vice President, Corporate Controller and Chief Accounting Officer